VANGUARD MONEY
MARKET RESERVES

VANGUARD TREASURY MONEY
MARKET PORTFOLIO

Semiannual Report - May 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

      We recognize that it is our crew members--more than 7,000 highly motivated men and women--who form the cornerstone of our operations. We could not survive long--let alone prosper--without them. That's why we chose this fiscal year's fund reports to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                           [PHOTO]
John C. Bogle                     John J. Brennan
Senior Chairman                   Chairman & CEO

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS ..............................  1
THE MARKETS IN PERSPECTIVE .................................  5
REPORT FROM THE ADVISER ....................................  7
PERFORMANCE SUMMARIES ......................................  9
PORTFOLIO PROFILES ......................................... 12
FINANCIAL STATEMENTS ....................................... 15


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

      Cash was kind to short-term investors during the six months ended May 31, 1998, the first half of the fiscal year for Vanguard Money Market Reserves and Vanguard Treasury Money Market Portfolio. The total return of our Prime Portfolio-Investor Shares during the period was up +2.7%, bringing its return over the past twelve months to +5.5%. Considering the remarkably slim rise in consumer prices (0.8% for the half-year and 1.7% for the year), our "real," or inflation-adjusted, return was a generous +1.9% for the six months and +3.8% for the past year.

-----------------------------------------------------------------------------------------------
                                                               TOTAL RETURNS
                                                        PERIODS ENDED MAY 31, 1998
                                         ------------------------------------------------------
                                               TWELVE MONTHS                    SIX MONTHS
                                         --------------------------   -------------------------
                                                       AVERAGE                        AVERAGE
                                         VANGUARD     COMPETING       VANGUARD       COMPETING
                                         PORTFOLIO      FUND          PORTFOLIO        FUND
-----------------------------------------------------------------------------------------------
Prime                                   +5.5%           +5.0%           +2.7%           +2.4%
Federal                                 +5.4            +5.0            +2.7            +2.5
Treasury Money Market                   +5.2            +4.9            +2.5            +2.4
-----------------------------------------------------------------------------------------------
Prime-Institutional Shares*             +5.7%           +5.4%           +2.8%           +2.7%
-----------------------------------------------------------------------------------------------

*Minimum initial investment is $10 million.

      The table at right presents the total half-year return for each of our Portfolios and for the average competing money market fund. Each Portfolio provided what we call the "Vanguard Advantage," an edge over its average competitor that results from our disciplined focus on high-quality security selection at the lowest reasonable cost. Our cost advantage amounts to roughly
0.5 percentage point a year in net yield for Prime Portfolio shareholders. The share price of each Portfolio held steady at $1 throughout the period, as is expected but not guaranteed.

THE PERIOD IN REVIEW

The U.S. economy kept growing at a robust pace, inflation remained tame, and interest rates declined on balance during the six months ended May 31. Consumer spending, fueled by plentiful jobs and rising wages, was the engine powering the economy. Stock prices advanced strongly through the first five months of the period, then retreated a bit during May. Large-capitalization stocks were the strongest performers, and the large-cap-dominated Standard & Poor's 500 Composite Stock Price Index earned +15.1%, more than double the +6.5% return of the small-cap Russell 2000 Index.

      Bond investors also enjoyed solid returns during the six months. The Lehman Brothers Aggregate Bond Index, a good measure of the overall taxable bond market, returned +4.1%. Long-term bonds, which benefited more than other bonds from declining interest rates, did even better: the Lehman Long Corporate AA or Better Bond Index returned +5.6%.

      Yields on long-term U.S. Treasury bonds declined on balance during the half-year by approximately 25 to 30 basis points (0.25 to 0.30 percentage point). The yield on the 30-year Treasury bond ended the period at 5.80%, down from 6.05% on November 30, 1997, while rates on 3-month T-bills declined by 19 basis points, from 5.20% to 5.01%. The rate decline stemmed from the remarkably good inflation news and a conviction among market participants that one consequence of Asia's continuing economic crisis would be to keep a lid on inflation and interest rates in the United States. The Federal Reserve Board left the federal funds rate unchanged throughout the period.

      Short-term interest rates fluctuated within a narrow range, with the yield on 3-month U.S. Treasury bills peaking at 5.47% on December 23, 1997, and striking a low of 4.97% on April 30. The annualized seven-day yield provided by each of our Portfolios (see the table at left) was slightly lower at the end of the half-year than at the start.

--------------------------------------------------------------------------------
                                              ANNUALIZED 7-DAY YIELD
                                    --------------------------------------------
                                    MAY 31,         NOV.30,         MAY 31,
PORTFOLIO                            1998            1997            1997
--------------------------------------------------------------------------------
Prime                                5.31%           5.40%           5.34%
Federal                              5.24            5.33            5.27
Treasury Money Market                4.95            5.05            5.02
--------------------------------------------------------------------------------
Prime-Institutional Shares           5.49%           5.57%           5.51%
--------------------------------------------------------------------------------

IN SUMMARY

Money market funds have been overshadowed in recent years by the long-term bull market in stocks and bonds. Yet through this ebullient period, the short-term end of the investing spectrum has quietly and consistently assisted investors toward two primary goals: finding superior savings yields over time; and seeking safety, liquidity, and current income as part of a balanced investment program that also includes stocks and bonds. Such a balanced portfolio should help investors to "stay the course" toward their investment objectives, whether the financial markets provide smooth or stormy sailing.

      We look forward to providing you with more details on the Portfolios' results in our annual report six months from now.


/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan
Senior Chairman                                   Chairman and
                                                  Chief Executive Officer
June 15, 1998

 Notice to Shareholders

 At a special meeting on May 29, 1998, shareholders of Vanguard Money Market Reserves and Vanguard Treasury Fund (the parent Fund of Vanguard Treasury Money Market Portfolio) voted on a number of proposals. The proposals and voting results were:

 1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the Portfolios of Vanguard Money Market Reserves pay annually by nearly $2.2 million. Approved by 97.03% of the Prime Portfolio shares voted and by 97.27% of the Federal Portfolio shares voted, as follows:

-------------------------------------------------------------------------
                       FOR                 AGAINST             ABSTAIN
                 --------------------------------------------------------
 Prime           16,162,658,262          156,442,099          338,917,755
-------------------------------------------------------------------------
 Federal          2,012,361,597           22,335,546           34,067,400
-------------------------------------------------------------------------

(Vanguard Treasury Fund already was organized as a Delaware business trust, so it did not participate in the reorganization proposal.)

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits Vanguard Money Market Reserves to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your Portfolios' investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 93.66% of the Prime Portfolio shares voted and by 92.80% of the Federal Portfolio shares voted, as follows:

-------------------------------------------------------------------------
                      FOR                 AGAINST             ABSTAIN
                 --------------------------------------------------------
Prime            15,601,733,286          594,885,833          461,398,996
-------------------------------------------------------------------------
Federal           1,919,806,205           94,955,179           54,003,159
-------------------------------------------------------------------------

(Vanguard Treasury Fund already has this capability, so it did not participate in the interfund lending program proposal.)

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard Money Market Reserves and Vanguard Treasury Fund can borrow from all sources as well as limits of 15% on the amount of assets that can be pledged to secure any loans. Approved by 92.34% of the Prime Portfolio shares voted, 91.22% of the Federal Portfolio shares voted, and 89.51% of the Treasury Fund shares voted, as follows:

-------------------------------------------------------------------------
                       For                 Against             Abstain
                 --------------------------------------------------------
Prime            15,382,637,913          743,832,621          531,547,582
-------------------------------------------------------------------------
Federal           1,887,212,278          113,157,500           68,394,766
-------------------------------------------------------------------------
Treasury          1,809,619,706          141,267,394           70,801,975
-------------------------------------------------------------------------

                                                        (continued on next page)

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change, applicable only to Vanguard Money Market Reserves, eliminates its policy of avoiding investments in securities issued by companies whose securities are owned in certain amounts by directors, officers, and key advisory personnel. Approved by 92.17% of the Prime Portfolio shares voted and by 91.25% of the Federal Portfolio shares voted, as follows:

-------------------------------------------------------------------------
                      FOR                 AGAINST             ABSTAIN
                 --------------------------------------------------------
Prime            15,353,895,326          791,583,694          512,539,095
-------------------------------------------------------------------------
Federal           1,887,828,848          113,260,275           67,675,421
-------------------------------------------------------------------------

2f. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN A SINGLE ISSUER'S SECURITIES. This change eliminates a policy applicable to both Vanguard Money Market Reserves and Vanguard Treasury Fund of not holding more than 10% of an issuer's securities. Approved by 92.27% of the Prime Portfolio shares voted, 91.61% of the Federal Portfolio shares voted, and 90.34% of the Treasury Fund shares voted, as follows:

-------------------------------------------------------------------------
                      FOR                 AGAINST             ABSTAIN
                 --------------------------------------------------------
Prime            15,369,913,054          726,713,523          561,391,537
-------------------------------------------------------------------------
Federal           1,895,142,305          102,167,597           71,454,642
-------------------------------------------------------------------------
Treasury          1,826,438,951          116,239,763           79,010,361
-------------------------------------------------------------------------

3. SWITCH TO DOLLAR-BASED VOTING RIGHTS. This change, applicable only to Vanguard Treasury Fund, provides for the same type of voting rights that all other Vanguard funds have proposed to offer their shareholders after reorganizing into Delaware business trust form. (Vanguard Treasury Fund already is a Delaware business trust.) Approved by 92.94% of the shares voted as follows:

----------------------------------------------------------------------
                     FOR                 AGAINST             ABSTAIN
                 -----------------------------------------------------
Treasury         1,879,024,410           75,402,563         67,262,104
----------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
Six Months Ended May 31, 1998

      The U.S. financial markets turned in another excellent performance during the half-year ended May 31. The stock market's gains would have been good even for a full year, and the bond market chalked up solid returns.

      Consumer spending was the economy's locomotive. Americans spent freely on houses, automobiles, and just about everything else. Their spirits were buoyed by a very strong job market--the nation's unemployment rate was 4.3% in May, tying a 28-year low--and by higher wages (average hourly earnings in May were 4.3% higher than a year before). Growth in the consumer sector, which accounts for two-thirds of all economic activity, was more than enough to offset the negative effects of Asia's financial and economic crisis. A strong rise in the value of the U.S. dollar since mid-1997 in relation to most Asian currencies has cut into U.S. exports to Asia while lowering the cost of Asian goods for American buyers. The upshot is intensifying competition for U.S. companies, some of which have blamed the Asian crisis for reduced profits.

      The silver lining in the Asian cloud is that, by offsetting some of the strength elsewhere in the U.S. economy, it has reduced inflationary pressures. Ordinarily, low unemployment, rising wages, and a rapidly growing economy might be expected to push up consumer prices. But thanks in part to lower-priced Asian imports, inflation has been remarkably well behaved--the Consumer Price Index rose just 0.8% during the six months ended May 31. Benign inflation and a conviction that the Asian situation will keep the Federal Reserve Board from raising interest rates anytime soon allowed interest rates to decline.

-----------------------------------------------------------------------------------------
                                                             TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 1998
                                                -----------------------------------------
                                                6 MONTHS         1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------------
EQUITY
    S&P 500 Index                                 15.1%           30.7%           22.2%
    Russell 2000 Index                             6.5            21.2            16.1
    MSCI EAFE Index                               16.2            11.4             9.8
---------------------------------------------------------------------------------------
FIXED INCOME
    Lehman Aggregate Bond Index                    4.1%           10.9%            7.1%
    Lehman 10-Year Municipal Bond Index            3.8             9.3             6.9
    Salomon Brothers Three-Month
       U.S. Treasury Bill Index                    2.7             5.3             4.9
---------------------------------------------------------------------------------------
    OTHER
    Consumer Price Index                           0.8%            1.7%            2.5%
---------------------------------------------------------------------------------------

*Annualized.

U.S. EQUITY MARKETS

Stock prices rose in each of the first five months of the period before declining in May. Gains were largest for large-capitalization stocks. The S&P 500 Index, which is dominated by large-cap stocks, earned a total return of 15.1%, while the rest of the stock market, as measured by the Wilshire 4500 Equity Index, returned 10.4%. The Russell 2000 Index, focusing on small-cap stocks, gained 6.5%.

      Stock prices were supported by declining interest rates and the surprisingly low inflation rate, which led to an expansion of price/earnings multiples investors were willing to pay for stocks. The news on corporate earnings, another key fundamental in stock valuation, was not so positive. Corporate earnings in the January-March quarter were up by less than 5% from the previous year, and securities analysts steadily reduced their estimates of earnings for the full year. Concern about meager growth in profits--partly because of increased competition from Asia--was a factor in the stock market's decline from record highs set in late April.

      The consumer spending boom was reflected in the stock market's performance. The best-performing sector was auto & transportation stocks. This segment of the S&P 500 Index earned 28.6% for the six months. The consumer discretionary sector, which makes up 10% of the Index, was up 23.0% for the half-year, and health-care stocks, which make up nearly 12% of the S&P 500, gained 22.2%. Lower oil prices were to blame for the two weakest sectors--integrated oil companies (up 8.2%) and the "other energy" group (down 6.3%).

U.S. FIXED-INCOME MARKETS

The decline in interest rates during the period meant that bond investors saw modest price increases along with their interest income. The Lehman Brothers Aggregate Bond Index, a yardstick for the overall taxable bond market, earned 4.1%, bringing its return over the past 12 months to 10.9%, a superb inflation-adjusted return of 9.2%. Bonds benefited from both an easing of inflation fears and, reportedly, from a "flight to quality" by Asian investors who some analysts believe bought U.S. Treasury securities to protect themselves from further declines in their currencies versus the U.S. dollar.

      The rate decline was more pronounced for longer-term bonds. While yields on 3-month Treasury bills declined 19 basis points (0.19 percentage point) during the half-year, yields on 10- and 30-year Treasuries fell by 32 and 25 basis points, respectively, to 5.55% and 5.80%. The flattening of the yield curve during the period signaled that market participants expect interest rates to remain stable or to decline further. No one knows whether that expectation will prove correct, but investors certainly are being paid very little to bear the higher risk of price fluctuations that comes with longer-term bonds. As of May 31, the yield on 10-year Treasuries was only 2 basis points higher than the 5.53% yield on 3-year Treasuries, even though the price of a 10-year note is three times more sensitive to changes in interest rates than that of a 3-year note.

INTERNATIONAL EQUITY MARKETS

Europe's stock markets made Wall Street's bull market look like a mere calf during the first half of the fiscal year, while Asian markets slumped under the weight of falling currencies and weakening economic activity. Overall, the Morgan Stanley Capital International Europe, Australasia, Far East Index rose 16.2% in U.S. dollar terms. Its European component was up a remarkable 29.7% in U.S. dollar terms and an even-stronger 32.7% in local currencies. A strengthening in the dollar versus other currencies slightly cut returns for American investors.

       Several factors were credited for Europe's bull market, including a recovery in economic activity across the continent and an increase in U.S.-style efforts to boost shareholder value, including share repurchases, corporate restructurings, and mergers. In addition, investors seemed pleased at the smooth progress toward the January 1, 1999, adoption by 11 countries of a common currency, the euro.

      In the Pacific, stock markets were, on balance, down 2.7% in local-currency terms. But a weakening of the Japanese yen and several other currencies versus the U.S. dollar resulted in a decline of 9.9% in U.S. dollar terms. Japan, the dominant Pacific Rim economy and stock market, officially acknowledged that its economy had fallen into a recession. A number of investors, analysts, and others criticized the Japanese government for being slow to adopt economic reforms and other measures to spur business activity.

REPORT FROM THE ADVISER


      In the fiscal half-year that ended May 31, money market interest rates trended mildly lower. Annualized returns to investors in the Prime and Federal Portfolios of Vanguard Money Market Reserves and in Vanguard Treasury Money Market Portfolio were clustered around 5%, with the Prime Portfolio at the high end and the Federal and Treasury Portfolios slightly lower because of their focus on government securities. For more information about returns, see the Message to Shareholders beginning on page 1.

      The stability of money market returns at or near these levels since late 1994 is somewhat anomalous. For most of the past 20 years, money market returns have moved in a wide range--from a high of nearly 20% in the early 1980s to a low of 3% in the early 1990s. This "income risk"--the variation in yield over time--is the flip side of the stable principal value that comes from short-term investments. Money market returns are probably overdue for a major shift, although it's difficult to predict with any precision the timing of such a move. Nevertheless, investors should be aware that 5% money market returns will not prevail forever.

      Underneath the seeming calm of short-term markets, there is a delicate balance of strong and opposing forces. Domestically, the economy is in rare form. Solid job growth, gains in real wages, and booming volume in housing markets are some of the more visible signs of this vigor. The most surprising feature of the economic landscape at this stage of the expansion is the declining level of inflation. History tells us that this is the time in the business cycle when resource constraints should be boosting prices for goods and services. Recent productivity improvements, although notoriously difficult to quantify in a service economy, are probably partly responsible for the benign price movements. Another set of countervailing forces is coming from the financial crisis in Asia. Recent currency devaluations have lowered somewhat the price of goods imported from the region, and the dramatic collapse of economic growth there is dampening demand for exports.

      The Federal Reserve Board, which exercises great influence over the level of short-term interest rates in pursuit of price stability, its principal monetary policy goal, has so far stayed out of the fray. The Fed's apparent stance--that the Asian debacle will offset late-cycle inflation domestically--is paying off. Such a balance cannot be maintained indefinitely, however. Sooner or later, the economy will cool as a result of global pressures or, having reached the limits of its resources, primarily labor, it will overheat and reignite inflation. We consider the latter scenario more likely, although we expect that only a modest tightening will be required from the Fed to keep inflation in check.

        In managing the Portfolios, we have for the most part kept the average maturity of their holdings within our market-neutral band. While we expect mildly higher rates, as mentioned above, we do not expect them imminently. In the Treasury Portfolio, we have kept the average maturity somewhat longer in recent months. The balancing of the federal budget has, after decades of massive borrowing, switched the Treasury's focus to managing the reduction of the national debt. As a result, the Treasury has significantly cut back the issuance of short-term T-bills, so much so, in fact, that the scarcity of short-term Treasury securities makes for an exceedingly steep upward slope in the short-term portion of the yield curve. We have concluded that the future rate increases currently priced into the T-bill market overestimate the likely magnitude and timing of Fed action and, therefore, have tilted our risk/reward evaluation in favor of longer-term securities.

      With regard to the creditworthiness of our investments, we remain more conservative than many of our competitors, not only in credit quality but in breadth of diversification. In light of the situation in Asia, let us reiterate that we have no investments in Asian financial institutions and have not for the last seven years. We look forward to reporting to you on the entire fiscal year in six months' time.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John Hollyer, Principal
David R. Glocke, Principal
Vanguard Fixed Income Group

June 10, 1998

INVESTMENT PHILOSOPHY

The Portfolios reflect a belief that the highest level of current income consistent with capital preservation and liquidity can be provided by holding high-quality money market instruments issued by financial institutions, nonfinancial corporations, the U.S. government, and federal agencies.

PERFORMANCE SUMMARIES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolios. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

PRIME PORTFOLIO
TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1977-MAY 31, 1998

---------------------------------------------------------------------------------------------------------------------
                  PRIME PORTFOLIO             AVERAGE                        PRIME PORTFOLIO                 AVERAGE
                                               FUND*                                                          FUND*
FISCAL     CAPITAL      INCOME      TOTAL      TOTAL            FISCAL      CAPITAL     INCOME     TOTAL      TOTAL
YEAR       RETURN       RETURN      RETURN     RETURN           YEAR        RETURN      RETURN     RETURN     RETURN
---------------------------------------------------------------------------------------------------------------------
1978        0.0%         6.7%        6.7%       6.9%            1989         0.0%        9.4%       9.4%       8.8%
1979        0.0         10.8        10.8       10.5             1990         0.0         8.3        8.3        7.8
1980        0.0         12.8        12.8       12.5             1991         0.0         6.4        6.4        5.9
1981        0.0         17.6        17.6       17.5             1992         0.0         3.9        3.9        3.4
1982        0.0         13.1        13.1       12.8             1993         0.0         3.0        3.0        2.6
1983        0.0          8.9         8.9        8.6             1994         0.0         3.9        3.9        3.5
1984        0.0         10.6        10.6       10.1             1995         0.0         5.8        5.8        5.4
1985        0.0          8.2         8.2        7.9             1996         0.0         5.3        5.3        4.8
1986        0.0          6.8         6.8        6.4             1997         0.0         5.4        5.4        4.9
1987        0.0          6.5         6.5        6.0             1998**       0.0         2.7        2.7        2.4
1988        0.0          7.5         7.5        6.9
---------------------------------------------------------------------------------------------------------------------

 *Average Money Market Fund.
**Six months ended May 31, 1998.
See Financial Highlights table on page 29 for dividend information for the past five years.

PRIME PORTFOLIO-INSTITUTIONAL SHARES
TOTAL INVESTMENT RETURNS: OCTOBER 3, 1989-MAY 31, 1998

----------------------------------------------------------------------------------------------------------------------------
                     PRIME PORTFOLIO-          AVERAGE                                  PRIME PORTFOLIO-            AVERAGE
                   INSTITUTIONAL SHARES        FUND**                                 INSTITUTIONAL SHARES          FUND**
FISCAL     CAPITAL     INCOME     TOTAL        TOTAL            FISCAL        CAPITAL       INCOME        TOTAL     TOTAL
YEAR       RETURN      RETURN     RETURN*      RETURN           YEAR          RETURN        RETURN        RETURN*   RETURN
----------------------------------------------------------------------------------------------------------------------------
1989        0.0%        1.4%       1.4%         1.4%            1994           0.0%          4.1%          4.1%       3.8%
1990        0.0         8.5        8.5          8.3             1995           0.0           6.0           6.0        5.7
1991        0.0         6.5        6.5          6.2             1996           0.0           5.5           5.5        5.2
1992        0.0         4.0        4.0          3.8             1997           0.0           5.6           5.6        5.3
1993        0.0         3.2        3.2          2.9             1998+          0.0           2.8           2.8        2.7
----------------------------------------------------------------------------------------------------------------------------

 *Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
  Portfolio.
**Average Institutional Money Market Fund.
 +Six months ended May 31, 1998.
See Financial Highlights table on page 29 for dividend information.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    10 YEARS
                                                INCEPTION                              ------------------------------------
                                                  DATE       1 YEAR      5 YEARS       CAPITAL        INCOME        TOTAL
---------------------------------------------------------------------------------------------------------------------------
Prime Portfolio                                 6/4/1975      5.48%       4.84%         0.00%          5.82%         5.82%
Prime Portfolio-Institutional Shares**          10/3/1989     5.66        5.02          0.00+          5.49+         5.49+
---------------------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Prior to 10/28/1995, total returns are for Vanguard Institutional Money Market
  Portfolio.
 +Since inception.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

FEDERAL PORTFOLIO
TOTAL INVESTMENT RETURNS: JULY 13, 1981-MAY 31, 1998

--------------------------------------------------------------------------------------------------------
                FEDERAL PORTFOLIO       AVERAGE                   FEDERAL PORTFOLIO             AVERAGE
                                         FUND*                                                   FUND*
FISCAL    CAPITAL    INCOME    TOTAL     TOTAL         FISCAL    CAPITAL     INCOME    TOTAL     TOTAL
YEAR      RETURN     RETURN    RETURN   RETURN         YEAR      RETURN      RETURN    RETURN   RETURN
--------------------------------------------------------------------------------------------------------
1981       0.0%       5.9%      5.9%     5.7%          1990       0.0%         8.1%     8.1%      7.7%
1982       0.0       11.9      11.9     11.7           1991       0.0          6.2      6.2       5.7
1983       0.0        8.5       8.5      8.3           1992       0.0          3.8      3.8       3.4
1984       0.0       10.2      10.2      9.8           1993       0.0          3.0      3.0       2.6
1985       0.0        8.0       8.0      7.7           1994       0.0          3.8      3.8       3.4
1986       0.0        6.6       6.6      6.3           1995       0.0          5.8      5.8       5.3
1987       0.0        6.3       6.3      5.9           1996       0.0          5.3      5.3       4.8
1988       0.0        7.2       7.2      6.7           1997       0.0          5.4      5.4       4.9
1989       0.0        9.2       9.2      8.6           1998**     0.0          2.7      2.7       2.5
--------------------------------------------------------------------------------------------------------

 *Average U.S. Government Money Market Fund.
**Six months ended May 31, 1998.
See Financial Highlights table on page 30 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED March 31, 1998*

--------------------------------------------------------------------------------------
                                                                    10 YEARS
                         INCEPTION                         ---------------------------
                           DATE       1 YEAR    5 YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------------
Federal Portfolio       7/13/1981      5.42%     4.79%      0.00%      5.71%    5.71%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note that annual returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TREASURY MONEY MARKET PORTFOLIO
TOTAL INVESTMENT RETURNS: March 9, 1983-May 31, 1998

-----------------------------------------------------------------------------------------------------------------------
        TREASURY MONEY MARKET PORTFOLIO*     AVERAGE                    TREASURY MONEY MARKET PORTFOLIO*       AVERAGE
                                              FUND**                                                            FUND**
FISCAL     CAPITAL     INCOME      TOTAL      TOTAL           FISCAL     CAPITAL     INCOME        TOTAL        TOTAL
YEAR       RETURN      RETURN     RETURN+     RETURN          YEAR       RETURN      RETURN       RETURN+      RETURN
-----------------------------------------------------------------------------------------------------------------------
1983        0.0%        6.1%       6.1%       6.2%            1991        0.0%        5.9%         5.9%         5.8%
1984        0.0         9.9        9.9       10.1             1992        0.0         3.7          3.7          3.5
1985        0.0         7.5        7.5        7.9             1993        0.0         2.9          2.9          2.6
1986        0.0         6.2        6.2        6.4             1994        0.0         3.6          3.6          3.4
1987        0.0         6.0        6.0        6.0             1995        0.0         5.5          5.5          5.2
1988        0.0         7.0        7.0        6.9             1996        0.0         5.1          5.1          4.8
1989        0.0         8.9        8.9        8.7             1997        0.0         5.1          5.1          4.8
1990        0.0         8.0        8.0        7.8             1998++      0.0         2.5          2.5          2.4
----------------------------------------------------------------------------------------------------------------------

 *Prior to 12/2/1996, known as the U.S. Treasury Portfolio.
**Average Money Market Fund through 3/31/1989; Average U.S. Treasury Money
  Market Fund thereafter.
 +Prior to 3/13/1989, total returns are for the Insured Portfolio.
++Six months ended May 31,1998.
See Financial Highlights table on page 30 for dividend information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1998*

-----------------------------------------------------------------------------------------------------------------
                                                                                           10 YEARS
                                           INCEPTION                          -----------------------------------
                                             DATE      1 YEAR    5 YEARS      CAPITAL        INCOME        TOTAL
-----------------------------------------------------------------------------------------------------------------
Treasury Money Market Portfolio**+         3/9/1983     5.17%     4.58%        0.00%          5.52%         5.52%
-----------------------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Prior to 12/2/1996, known as the U.S. Treasury Portfolio.
 +Prior to 3/13/1989, total returns are for the Insured Portfolio.

PORTFOLIO PROFILE
Prime Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES

---------------------------------------------------
Yield--Investor Shares                         5.3%
Yield--Institutional Shares                    5.5%
Average Maturity                            56 days
Average Quality                                 Aa1
Expense Ratio--Investor Shares               0.33%*
Expense Ratio--Institutional Shares          0.15%*

*Annualized.

DISTRIBUTION BY ISSUER (% OF PORTFOLIO)

---------------------------------------------------
Bank Notes                                     4.7%
Banker's Acceptances                           0.0
Certificates of Deposit                       32.4
Commercial Paper                              38.0
U.S. Government and Agency                    24.9
---------------------------------------------------
Total                                        100.0%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

----------------------------------------------------
Treasury/Agency                                25.4%
Aaa                                             9.7
Aa                                             52.3
A                                              12.6
Baa                                             0.0
Ba                                              0.0
B                                               0.0
Not Rated                                       0.0
----------------------------------------------------
Total                                         100.0%

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. For issuers other than the U.S. government, quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities. U.S. Treasury securities are considered to have the highest credit quality.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or by type of instrument.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

YIELD. A snapshot of a portfolio's interest income. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past seven days and is annualized, or projected forward for the coming year.

PORTFOLIO PROFILE
Federal Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES

--------------------------------------------
Yield                                   5.2%
Average Maturity                     53 days
Average Quality                       Agency
Expense Ratio                         0.33%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

---------------------------------------------
U.S. Government and Agency            100.0%


PORTFOLIO PROFILE
Treasury Money Market Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of May 31, 1998. Key elements of this Profile are defined on page 13.

FINANCIAL ATTRIBUTES

-----------------------------------------------
Yield                                     5.0%
Average Maturity                       72 days
Average Quality                  U.S. Treasury
Expense Ratio                           0.33%*

*Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

-----------------------------------------------
U.S. Treasury                           100.0%

FINANCIAL STATEMENTS
May 31, 1998 (unaudited)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each Portfolio's holdings on the last day of the reporting period, including each security's maturity date, coupon rate or yield to maturity at the time of purchase, and statement-date market value. Securities are grouped and subtotaled by type of instrument (U.S. government obligations, commercial paper, certificates of deposit, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share. Each Portfolio's objective is to maintain a constant NAV of $1.00 per share.

      At the end of the Statement of Net Assets of each Portfolio, you will find a table displaying the composition of the Portfolio's net assets. Virtually the entire amount of net assets consists of Paid in Capital (money invested by shareholders). Undistributed Net Investment Income is usually zero because the Portfolio distributes its net income to shareholders as a dividend each day, and Accumulated Realized Gains (Losses) are very small because the Portfolio seldom realizes any significant gains or losses on sales of securities.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                           FACE         MARKET
                                                                               MATURITY                  AMOUNT         VALUE*
PRIME PORTFOLIO                                               YIELD**              DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (25.3%)
------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                                       5.431%         6/14/1998 (1)            $150,000     $  149,978
Federal Farm Credit Bank                                       5.448%         6/25/1998 (1)              80,000         79,997
Federal Farm Credit Bank                                       5.456%          6/5/1998 (1)              20,000         20,000
Federal Home Loan Bank                                         5.422%          6/7/1998 (1)             135,000        134,987
Federal Home Loan Bank                                         5.428%         6/26/1998 (1)             195,000        194,989
Federal Home Loan Bank                                         5.431%         6/17/1998 (1)             270,000        269,936
Federal Home Loan Bank                                         5.431%         6/30/1998 (1)             245,000        244,928
Federal Home Loan Bank                                         5.436%          6/6/1998 (1)             286,000        285,922
Federal Home Loan Bank                                         5.452%         6/10/1998 (1)             300,000        299,996
Federal Home Loan Bank                                         5.459%          6/4/1998 (1)             485,000        484,571
Federal Home Loan Bank                                          5.65%          4/9/1999                 185,000        184,958
Federal Home Loan Mortgage Corp.                               5.436%         6/22/1998 (1)             240,000        239,989
Federal Home Loan Mortgage Corp.                               5.448%         6/26/1998 (1)             300,000        299,864
Federal National Mortgage Assn.                                5.417%         6/24/1998 (1)             300,000        299,907
Federal National Mortgage Assn.                                5.421%         6/15/1998 (1)             450,000        449,884
Federal National Mortgage Assn.                                5.426%          6/2/1998 (1)             400,000        399,882
Federal National Mortgage Assn.                                5.426%         6/21/1998 (1)             250,000        249,951
Federal National Mortgage Assn.                                5.426%         7/14/1998 (1)             200,000        199,940
Federal National Mortgage Assn.                                5.446%         6/17/1998 (1)             250,000        249,862
Federal National Mortgage Assn.                                5.446%         8/14/1998 (1)             505,000        504,599
Federal National Mortgage Assn.                                5.448%          7/5/1998 (1)             300,000        299,915
Federal National Mortgage Assn.                                 5.45%         4/15/1999                 188,200        187,788
Federal National Mortgage Assn.                                5.451%         8/28/1998 (1)             310,000        309,729
Federal National Mortgage Assn.                                5.466%         6/15/1998 (1)             250,000        249,979
Federal National Mortgage Assn.                                5.469%         8/19/1998 (1)              80,000         79,946
Federal National Mortgage Assn.                                5.476%         6/15/1998 (1)             970,000        969,943
Federal National Mortgage Assn.                                 5.61%         10/2/1998                 259,000        258,844
------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $7,600,284)                                                                                                 7,600,284
------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (38.5%)
------------------------------------------------------------------------------------------------------------------------------
BANK HOLDING COMPANIES (1.4%)
Banc One Corp.                                                 5.512%          6/4/1998                  50,000         49,977
Banc One Corp.                                                 5.533%         6/10/1998                  25,000         24,966
Bank of New York Co. Inc.                                      5.527%          6/9/1998                  15,000         14,982
Bank of New York Co. Inc.                                      5.554%         6/12/1998                  20,000         19,967

------------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
PRIME PORTFOLIO                                   YIELD**             DATE                   (000)          (000)
------------------------------------------------------------------------------------------------------------------
CoreStates Capital Corp.                          5.578%         6/30/1998                $ 25,000   $     24,889
First Chicago Financial Corp.                     5.581%          6/1/1998                  90,000         90,000
J.P. Morgan & Co.                                 5.804%         6/18/1998                 100,000         99,734
NationsBank Corp.                                  5.58%         8/10/1998                  50,000         49,465
SunTrust Banks Inc.                               5.556%          6/3/1998                  25,000         24,992
SunTrust Banks Inc.                               5.566%         8/20/1998                  10,000          9,878
SunTrust Banks Inc.                               5.579%         8/21/1998                  30,000         29,629
                                                                                                     ------------
                                                                                                          438,479
                                                                                                     ------------
FINANCE--AUTO (4.7%)
Daimler-Benz NA Corp.                             5.579%         8/20/1998                 171,817        169,717
Ford Motor Credit Co.                             5.549%         7/10/1998                 118,000        117,300
Ford Motor Credit Co.                             5.556%         7/13/1998                  50,000         49,679
Ford Motor Credit Co.                             5.559%          7/6/1998                 100,000         99,467
Ford Motor Credit Co.                             5.573%          7/2/1998                 230,000        228,907
Ford Motor Credit Co.                             5.576%         8/20/1998                  50,000         49,389
General Motors Acceptance Corp.                   5.529%         6/12/1998                  50,056         49,972
General Motors Acceptance Corp.                   5.536%          6/8/1998                  65,000         64,930
General Motors Acceptance Corp.                   5.541%          6/3/1998                 230,000        229,930
General Motors Acceptance Corp.                   5.544%          6/4/1998                 160,000        159,927
General Motors Acceptance Corp.                   5.546%          6/5/1998                  45,000         44,972
New Center Asset Trust                            5.578%         6/11/1998                 150,000        149,770
                                                                                                    -------------
                                                                                                        1,413,960
                                                                                                    -------------
FINANCE--OTHER (12.7%)
A.I. Credit Corp.                                 5.489%         7/24/1998                  20,000         19,843
A.I. Credit Corp.                                 5.545%         6/16/1998                  25,000         24,943
A.I. Credit Corp.                                 5.561%         6/24/1998                  20,000         19,930
A.I. Credit Corp.                                  5.63%        11/12/1998                  10,000          9,750
American Express Credit Corp.                     5.563%          6/4/1998                 100,000         99,954
American Express Credit Corp.                     5.565%          6/1/1998                  50,000         50,000
American Express Credit Corp.                     5.565%         7/29/1998                 150,000        148,673
American Express Credit Corp.                      5.57%         7/23/1998                 100,000         99,204
American Express Credit Corp.                     5.575%         6/30/1998                 100,000         99,557
Asset Securitization Cooperative Corp.            5.557%         6/11/1998                  18,500         18,472
Associates Corp. of North America                  5.55%          6/4/1998                  50,000         49,977
Associates Corp. of North America                 5.569%         6/12/1998                  50,000         49,916
Associates Corp. of North America                 5.574%         8/21/1998                 130,000        128,391
Associates Corp. of North America                 5.575%          6/2/1998                  50,000         49,992
Associates Corp. of North America                 5.575%          8/7/1998                  50,000         49,488
Associates Corp. of North America                 5.575%         8/11/1998                 170,000        168,156
Associates Corp. of North America                 5.596%         8/24/1998                  50,000         49,356
CIT Group Holdings Inc.                           5.527%          6/9/1998                  50,000         49,939
CIT Group Holdings Inc.                           5.558%          7/9/1998                 150,000        149,128
CIT Group Holdings Inc.                           5.594%         8/13/1998                 100,000         98,881
Caterpillar Financial Services Corp.              5.558%         7/14/1998                  59,600         59,208
Centric Capital Corp.                             5.591%          6/2/1998                  43,000         42,993
Centric Capital Corp.                             5.592%          7/6/1998                  56,543         56,238
Centric Capital Corp.                             5.598%          6/5/1998                   8,500          8,495
Centric Capital Corp.                             5.598%          6/8/1998                  70,000         69,925
Centric Capital Corp.                             5.599%         6/12/1998                  50,000         49,916
Centric Capital Corp.                             5.601%         6/30/1998                  20,000         19,911
Ciesco LP                                         5.551%          6/4/1998                  50,000         49,977
Commercial Credit Co.                             5.549%          6/4/1998                  21,000         20,990
Commercial Credit Co.                             5.558%         6/18/1998                  50,000         49,871
Commercial Credit Co.                             5.575%         6/26/1998                  50,000         49,809
Commercial Credit Co.                             5.581%          7/1/1998                  50,000         49,771
Commercial Credit Co.                             5.582%          7/2/1998                  50,000         49,763
John Deere Capital Corp.                          5.542%          7/2/1998                 100,000         99,529
Delaware Funding                                  5.577%         6/10/1998                  24,006         23,973
Delaware Funding                                  5.580%         6/22/1998                  17,000         16,945
Delaware Funding                                  5.589%         6/19/1998                  20,264         20,208
Enterprise Funding Corp.                          5.559%          6/1/1998                   9,651          9,651
Enterprise Funding Corp.                          5.606%         6/15/1998                  15,523         15,490

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
PRIME PORTFOLIO                                  YIELD**              DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
General Electric Capital Corp.                    5.422%         7/10/1998                $100,000     $   99,420
General Electric Capital Corp.                    5.565%         7/21/1998                  45,000         44,657
General Electric Capital Corp.                    5.569%         7/23/1998                 100,000         99,211
General Electric Capital Corp.                    5.577%         7/13/1998                  30,000         29,808
General Electric Capital Corp.                    5.592%         8/11/1998                 200,000        197,823
General Electric Capital Corp.                    5.594%         6/22/1998                  50,000         49,840
General Electric Capital Corp.                    5.597%         7/29/1998                  50,000         49,555
General Electric Capital Corp.                     5.60%         8/25/1998                 100,000         98,699
General Electric Capital Corp.                    5.601%         7/30/1998                 100,000         99,102
General Electric Capital Corp.                    5.634%         9/23/1998                  25,000         24,567
General Electric Capital Corp.                    5.642%        11/20/1998                 100,000         97,377
General Electric Capital Corp.                    5.652%        11/19/1998                 150,000        146,086
General Electric Capital Corp.                    5.653%          7/2/1998                  50,000         49,763
General Electric Capital Corp.                    5.654%        10/30/1998                 100,000         97,693
International Lease Finance Corp.                 5.541%         6/19/1998                 100,000         99,726
International Lease Finance Corp.                 5.552%          7/6/1998                  71,500         71,118
International Lease Finance Corp.                 5.576%         8/18/1998                  50,000         49,404
Private Export Funding Corp.                      5.729%         6/24/1998                  72,000         71,745
Riverwoods Funding Corp.                          5.586%         6/16/1998                  25,400         25,342
Riverwoods Funding Corp.                           5.59%         6/18/1998                  20,000         19,948
Riverwoods Funding Corp.                          5.591%         6/19/1998                  51,600         51,458
Riverwoods Funding Corp.                          5.594%         6/25/1998                  40,000         39,853
                                                                                                       ----------
                                                                                                        3,808,408
                                                                                                       ----------
INDUSTRIAL (4.5%)
Archer-Daniels-Midland Co.                        5.539%         7/13/1998                  19,000         18,879
Archer-Daniels-Midland Co.                         5.57%         7/28/1998                  26,800         26,567
Archer-Daniels-Midland Co.                        5.573%          6/2/1998                  10,000          9,998
Archer-Daniels-Midland Co.                        5.577%          8/5/1998                  45,000         44,553
Bayer Corp.                                       5.569%         8/18/1998                  50,000         49,404
Bayer Corp.                                       5.571%         8/11/1998                  15,000         14,837
Campbell Soup Co.                                 5.555%          7/1/1998                  23,100         22,995
Cargill Inc.                                      5.566%          6/1/1998                  25,000         25,000
Cargill Inc.                                      5.597%          6/8/1998                  25,000         24,973
Chevron Transport Co.                             5.557%         7/10/1998                  20,000         19,881
Chevron Transport Co.                             5.799%         6/12/1998                  10,000          9,983
Coca-Cola Co.                                     5.532%          6/9/1998                  25,000         24,970
Coca-Cola Co.                                     5.533%         6/24/1998                  18,100         18,037
Coca-Cola Co.                                     5.577%         8/18/1998                  50,000         49,404
Coca-Cola Co.                                     5.578%         8/19/1998                  28,613         28,268
E.I. du Pont de Nemours & Co.                     5.522%         6/24/1998                  50,000         49,825
E.I. du Pont de Nemours & Co.                     5.522%         6/25/1998                  50,000         49,818
E.I. du Pont de Nemours & Co.                      5.56%         8/25/1998                  50,000         49,354
First Data Corp.                                  5.564%          7/7/1998                  10,000          9,945
H.J. Heinz Co.                                    5.529%         6/24/1998                  22,800         22,720
H.J. Heinz Co.                                     5.54%         6/23/1998                  51,000         50,829
International Business Machines Corp.              5.57%         7/16/1998                 100,000         99,310
Koch Industries                                   5.533%          6/5/1998                 350,000        349,787
Lucent Technologies                               5.524%         6/12/1998                  30,000         29,950
Minnesota Mining and Manufacturing Co.            5.596%         7/22/1998                  32,000         31,752
Motorola, Inc.                                    5.539%         6/25/1998                  11,000         10,960
Motorola, Inc.                                     5.54%         6/26/1998                  22,000         21,916
Pfizer Inc.                                       5.522%         6/12/1998                  25,000         24,958
Pitney Bowes Credit                               5.534%         7/15/1998                  40,000         39,733
Texaco Inc.                                       5.537%          6/5/1998                  15,000         14,991
Texaco Inc.                                       5.573%          6/4/1998                  75,000         74,966
Vermont American Corp.                            5.532%          6/1/1998                  37,000         37,000
                                                                                                       ----------
                                                                                                        1,355,563
                                                                                                       ----------
INSURANCE (1.3%)
AIG Funding Inc.                                  5.475%         7/14/1998                  10,000          9,936
General RE Corp.                                   5.54%         6/18/1998                  23,486         23,425
General RE Corp.                                  5.568%         8/10/1998                  15,351         15,187
General RE Corp.                                  5.802%         6/23/1998                  45,000         44,845

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
PRIME PORTFOLIO                                  YIELD**              DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------

MetLife Funding Corp.                             5.519%         6/12/1998                $ 40,217     $   40,150
MetLife Funding Corp.                             5.522%         6/15/1998                  20,611         20,567
MetLife Funding Corp.                             5.524%         6/11/1998                  25,113         25,075
MetLife Funding Corp.                             5.547%          6/1/1998                  10,199         10,199
MetLife Funding Corp.                             5.548%          6/2/1998                  20,000         19,997
MetLife Funding Corp.                             5.548%          6/3/1998                  45,533         45,519
MetLife Funding Corp.                             5.552%          7/7/1998                  39,128         38,912
New York Life Capital Corp.                       5.567%         7/14/1998                  15,000         14,901
New York Life Capital Corp.                       5.568%         6/12/1998                  19,000         18,968
New York Life Capital Corp.                       5.609%         10/9/1998                  16,000         15,683
USAA Capital Corp.                                5.512%          6/4/1998                  10,000          9,995
USAA Capital Corp.                                5.522%         6/10/1998                  18,500         18,475
USAA Capital Corp.                                5.556%         6/18/1998                  10,000          9,974
USAA Capital Corp.                                5.579%         7/14/1998                  25,926         25,756
                                                                                                        ---------
                                                                                                          407,564
                                                                                                        ---------
FOREIGN BANKS (7.2%)
ABN-AMRO North America Finance Inc.               5.533%          7/2/1998                  50,000         49,765
ABN-AMRO North America Finance Inc.               5.557%         6/16/1998                  50,000         49,886
ABN-AMRO North America Finance Inc.               5.652%          6/8/1998                  50,000         49,946
Abbey National North America                      5.557%         6/10/1998                  30,000         29,959
Bank Austria Finance Inc.                         5.568%         6/17/1998                 100,000         99,756
Commonwealth Bank of Australia                    5.546%         7/14/1998                  45,000         44,706
Commonwealth Bank of Australia                    5.551%          7/7/1998                  30,000         29,835
Commonwealth Bank of Australia                    5.557%         6/11/1998                  75,000         74,886
Commonwealth Bank of Australia                    5.557%         6/12/1998                  25,000         24,958
Commonwealth Bank of Australia                    5.557%         6/16/1998                  25,000         24,943
Commonwealth Bank of Australia                    5.557%         6/19/1998                  25,000         24,932
Commonwealth Bank of Australia                    5.561%         7/17/1998                  33,000         32,768
Halifax PLC                                       5.492%          7/8/1998                  20,000         19,890
Halifax PLC                                       5.519%          8/3/1998                 100,000         99,060
Halifax PLC                                       5.531%          7/2/1998                  19,300         19,209
Halifax PLC                                       5.535%          7/6/1998                 200,000        198,938
Halifax PLC                                       5.648%         10/2/1998                  99,600         97,756
Lloyds Bank                                       5.545%         7/16/1998                 100,000         99,316
Lloyds Bank                                       5.549%         10/5/1998                 100,000         98,110
Lloyds Bank                                       5.805%          6/4/1998                  50,000         49,977
Lloyds Bank                                       5.837%         6/10/1998                  50,000         49,929
National Australia Funding Inc.                   5.558%         6/12/1998                 100,000         99,833
National Australia Funding Inc.                   5.572%          7/1/1998                 100,000         99,540
National Australia Funding Inc.                   5.575%          8/3/1998                  50,000         49,519
Rabobank Nederlanden                              5.424%         7/13/1998                 150,000        149,076
Toronto Dominion Holdings USA                     5.556%          6/3/1998                 200,000        199,939
Toronto Dominion Holdings USA                     5.556%         6/11/1998                  50,000         49,924
Toronto Dominion Holdings USA                     5.563%          6/8/1998                  21,500         21,477
Toronto Dominion Holdings USA                      5.58%         8/10/1998                  50,000         49,465
Westpac Capital Corp.                             5.557%         6/19/1998                  20,000         19,945
Westpac Capital Corp.                             5.568%          6/3/1998                  50,000         49,985
Westpac Capital Corp.                             5.579%         8/20/1998                 100,000         98,778
                                                                                                       ----------
                                                                                                        2,156,006
                                                                                                       ----------
UTILITIES (0.4%)
Bell South Telecommunications Inc.                5.532%         6/23/1998                  24,354         24,272
Bell South Telecommunications Inc.                 5.55%         8/13/1998                  10,675         10,556
Duke Energy                                        5.56%         7/22/1998                  25,000         24,805
SBC Communications Inc.                           5.554%          7/8/1998                  50,000         49,717
                                                                                                       ----------
                                                                                                          109,350
                                                                                                       ----------
CANADIAN GOVERNMENT--NATIONAL & PROVINCIAL (0.6%)
Province of British Columbia                       5.51%         7/27/1998                  23,500         23,304
Canadian Wheat Board                              5.605%          7/8/1998                 100,000         99,440
Canadian Wheat Board                              5.786%          6/5/1998                  50,000         49,969
                                                                                                       ----------
                                                                                                          172,713
                                                                                                       ----------

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
                                                  YIELD**             DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
OTHER FOREIGN GOVERNMENT (3.3%)
Caisse d'Amortissement de la Dette Sociale         5.562%        8/27/1998                $180,000     $  177,616
Caisse d'Amortissement de la Dette Sociale         5.773%        6/17/1998                 100,000         99,751
Caisse d'Amortissement de la Dette Sociale         5.779%         6/9/1998                  25,000         24,969
Caisse d'Amortissement de la Dette Sociale         5.847%         6/8/1998                  34,130         34,092
Caisse d'Amortissement de la Dette Sociale         5.847%        6/11/1998                  50,000         49,921
Caisse des Depots et Consignations                 5.543%        6/19/1998                  45,000         44,876
Caisse des Depots et Consignations                 5.553%        6/12/1998                 100,000         99,833
Caisse des Depots et Consignations                 5.557%        7/23/1998                  45,000         44,644
Caisse des Depots et Consignations                 5.563%         6/3/1998                 100,000         99,970
Electricite de France                              5.622%       10/20/1998                  10,000          9,785
KFW International Finance Inc.                     5.532%        6/10/1998                  30,000         29,959
KFW International Finance Inc.                     5.571%        9/21/1998                  11,000         10,815
KFW International Finance Inc.                     5.638%        11/6/1998                  60,000         58,557
KFW International Finance Inc.                     5.763%        6/17/1998                 125,000        124,689
Oesterreichische Kontroll Bank                      5.58%        8/24/1998                  85,225         84,131
                                                                                                       ----------
                                                                                                          993,608
                                                                                                       ----------
FOREIGN INDUSTRIAL (1.8%)
BP America Inc.                                    5.546%        6/12/1998                  50,000         49,916
BP America Inc.                                    5.556%        6/16/1998                  50,000         49,886
BP America Inc.                                    5.556%         7/1/1998                 100,000         99,543
BP America Inc.                                    5.561%        8/26/1998                  20,000         19,738
Diageo Capital PLC                                 5.512%         6/4/1998                  18,780         18,771
Diageo Capital PLC                                 5.526%         6/8/1998                  37,405         37,365
Diageo Capital PLC                                 5.557%         6/1/1998                  41,000         41,000
Diageo Capital PLC                                 5.569%         6/2/1998                  25,000         24,996
Diageo Capital PLC                                 5.575%        6/26/1998                  48,000         47,817
Glaxo Wellcome PLC                                 5.536%         7/9/1998                  20,000         19,885
Glaxo Wellcome PLC                                 5.557%        6/16/1998                  76,300         76,126
Reed Elsevier                                      5.533%         7/2/1998                  10,000          9,953
Reed Elsevier                                      5.553%         6/4/1998                  18,000         17,992
Siemens Capital Corp.                              5.671%        7/10/1998                  18,000         17,893
                                                                                                       ----------
                                                                                                          530,881
                                                                                                       ----------
FOREIGN UTILITIES (0.6%)
France Telecom                                     5.797%        6/18/1998                  85,000         84,774
France Telecom                                     5.799%        6/24/1998                  35,000         34,874
Telstra                                            5.551%        6/11/1998                  15,000         14,977
Telstra                                            5.574%         7/9/1998                  10,000          9,942
Telstra                                            5.581%         6/2/1998                  19,000         18,997
Telstra                                            5.586%        6/12/1998                  10,000          9,983
                                                                                                       ----------
                                                                                                          173,547
                                                                                                       ----------
-----------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
   (COST $11,560,079)                                                                                  11,560,079
-----------------------------------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (19.8%)
-----------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT--CANADIAN BRANCH (0.2%)
Republic Bank of New York                           5.54%         6/1/1998                  52,000         52,000
                                                                                                       ----------

CERTIFICATES OF DEPOSIT--U.S. BANKS (3.3%)
Bank of America N.T.S.A.                            5.53%         6/1/1998                  41,881         41,881
Chase Manhattan Bank                                5.54%        7/13/1998                 100,000        100,000
Chase Manhattan Bank                                5.56%         6/5/1998                 300,000        300,000
Morgan Guaranty Trust Co.                           5.77%        6/17/1998                 100,000        100,000
Morgan Guaranty Trust Co.                           5.79%        6/30/1998                 100,000        100,000
NationsBank N.A.                                    5.58%         8/5/1998                 200,000        200,000
NationsBank N.A.                                    5.58%        9/21/1998                  50,000         50,000
NationsBank N.A.                                    5.59%        9/16/1998                 100,000        100,000
                                                                                                       ----------
                                                                                                          991,881
                                                                                                       ----------
YANKEE CERTIFICATES OF DEPOSIT--U.S. BRANCHES
(16.3%)
ABN-AMRO Bank                                       5.43%        7/13/1998                  50,000         50,000
ABN-AMRO Bank                                       5.65%         7/7/1998                  20,000         20,001
ABN-AMRO Bank                                       5.81%         6/3/1998                  25,000         25,000

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
PRIME PORTFOLIO                                   YIELD**             DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
Bank of Montreal                                    5.56%         7/6/1998                 $50,000    $    50,000
Bank of Montreal                                    5.56%        7/10/1998                  50,000         50,000
Bank of Montreal                                    5.56%        7/15/1998                  50,000         49,999
Bank of Montreal                                    5.57%        8/25/1998                  50,000         50,000
Bank of Montreal                                    5.57%        8/26/1998                  50,000         50,000
Bank of Montreal                                    5.58%         7/7/1998                  75,000         74,999
Bank of Montreal                                    5.59%        8/17/1998                  75,000         75,000
Barclays Bank PLC                                  5.512%         6/2/1998 (1)             100,000         99,926
Barclays Bank PLC                                  5.512%         7/1/1998 (1)             200,000        199,862
Barclays Bank PLC                                   5.80%        4/29/1999                  50,000         49,973
Barclays Bank PLC                                   5.83%        8/25/1998                  11,000         10,997
Barclays Bank PLC                                   5.94%       10/23/1998                  24,250         24,265
Bayerische Landesbank Girozentrale                 5.518%        6/26/1998 (1)             175,000        174,991
Bayerische Landesbank Girozentrale                  5.86%        7/17/1998                  13,000         12,999
Bayerische Vereinsbank                              5.66%         7/7/1998                 100,000        100,008
Canadian Imperial Bank of Commerce                  5.56%         7/7/1998                 100,000        100,000
Canadian Imperial Bank of Commerce                  5.57%        8/25/1998                  22,000         22,000
Canadian Imperial Bank of Commerce                  5.58%         6/3/1998                  78,000         78,000
Canadian Imperial Bank of Commerce                  5.58%        8/10/1998                 200,000        200,000
Credit Agricole Indosuez                            5.52%        6/15/1998                 100,000        100,000
Credit Agricole Indosuez                            5.52%        8/18/1998                 100,000        100,000
Credit Agricole Indosuez                            5.56%        7/20/1998                  50,000         50,000
Credit Agricole Indosuez                            5.56%        9/21/1998                  55,000         55,000
Credit Agricole Indosuez                            5.81%         6/2/1998                 145,000        145,000
Deutsche Bank                                       5.52%         8/3/1998                  25,000         24,996
Deutsche Bank                                       5.52%         8/5/1998                  45,000         45,000
Deutsche Bank                                       5.54%         7/6/1998                  80,000         80,000
Deutsche Bank                                       5.56%        7/13/1998                  50,000         50,000
Deutsche Bank                                       5.58%         7/9/1998                  96,000         95,998
Deutsche Bank                                       5.59%         7/9/1998                  50,000         50,008
Deutsche Bank                                       5.65%         7/6/1998                 150,000        150,012
Deutsche Bank                                       5.70%         1/7/1999                  48,000         47,986
Deutsche Bank                                       5.95%        6/16/1998                  15,000         15,001
Dresdner Bank                                       5.56%        6/29/1998                 150,000        150,000
Dresdner Bank                                       5.87%        9/15/1998                  25,000         24,993
Dresdner Bank                                       5.95%       10/20/1998                  70,000         70,034
Landesbank Hassen-Thueringen                        5.93%        6/30/1998                 100,000         99,998
National Westminster Bank                           5.70%         7/2/1998                 150,000        150,000
National Westminster Bank                          5.705%        4/16/1999                  99,000         98,963
National Westminster Bank                           5.73%         4/6/1999                  50,000         49,988
National Westminster Bank                           5.79%        7/27/1998                  45,000         44,998
National Westminster Bank                           5.79%        4/30/1999                  50,000         49,974
National Westminster Bank                           5.80%        6/16/1998                 200,000        200,000
National Westminster Bank                          5.815%         5/6/1999                  50,000         49,973
National Westminster Bank                          5.935%        6/26/1998                  37,000         37,000
Rabobank Nederlanden                                5.53%         8/3/1998                  18,000         18,000
Rabobank Nederlanden                                5.56%        9/23/1998                 100,000        100,000
Rabobank Nederlanden                                5.68%        5/28/1999                  50,000         49,967
Rabobank Nederlanden                                5.71%        4/16/1999                 100,000         99,967
Rabobank Nederlanden                                5.72%         4/5/1999                 200,000        199,919
Rabobank Nederlanden                                5.78%        10/5/1998                  27,000         27,013
Swiss Bank                                         5.555%        9/17/1998                 150,000        150,000
Swiss Bank                                          5.56%        9/18/1998                 100,000        100,000
Swiss Bank                                          5.68%        5/28/1999                 100,000         99,934
Swiss Bank                                          5.72%         4/5/1999                 200,000        199,919
Swiss Bank                                          5.75%         4/2/1999                  50,000         50,000
Swiss Bank                                          5.90%        8/28/1998                  59,250         59,241
Westdeutsche Landesbank                             5.54%         7/6/1998                 100,000        100,000
Westdeutsche Landesbank                             5.78%        6/22/1998                  50,000         50,000
                                                                                                     ------------
                                                                                                        4,906,902
                                                                                                     ------------
-----------------------------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
   (COST $5,950,783)                                                                                    5,950,783
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
                                                  YIELD**             DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
EURODOLLAR CERTIFICATES OF DEPOSIT (13.1%)
-----------------------------------------------------------------------------------------------------------------
Abbey National PLC                                  5.57%        9/18/1998               $  50,000    $    50,000
Abbey National PLC                                  5.57%        9/21/1998                  30,000         30,000
Abbey National PLC                                  5.63%       10/23/1998                 100,000        100,000
Abbey National PLC                                  5.64%       11/30/1998                  20,000         20,001
Abbey National PLC                                  5.65%       11/16/1998                 100,000        100,000
ABN-AMRO Bank                                       5.69%       10/30/1998                  50,000         50,001
ABN-AMRO Bank                                       5.82%         6/4/1998                  50,000         50,000
Barclays Bank PLC                                   5.45%        6/15/1998                 100,000        100,000
Barclays Bank PLC                                   5.59%         8/3/1998                 200,000        200,003
Barclays Bank PLC                                   5.62%       10/23/1998                  44,000         43,989
Barclays Bank PLC                                   5.70%         4/7/1999                  25,000         24,988
Barclays Bank PLC                                   5.98%       10/23/1998                  25,000         25,024
Barclays Bank PLC                                   6.09%        6/12/1998                  10,000         10,000
Bayerische Landesbank Girozentrale                  5.58%         7/9/1998                  50,000         50,000
Bayerische Landesbank Girozentrale                  5.59%        9/21/1998                 100,000        100,000
Bayerische Landesbank Girozentrale                  5.59%        9/25/1998                 137,000        137,000
Bayerische Landesbank Girozentrale                 5.625%       10/27/1998                  20,000         19,998
Bayerische Landesbank Girozentrale                  5.81%         6/3/1998                  25,000         25,000
Bayerische Landesbank Girozentrale                  5.82%         6/5/1998                 100,000        100,000
Bayerische Vereinsbank                              5.45%       10/14/1998                  50,000         49,963
Bayerische Vereinsbank                              5.55%         7/2/1998                  25,000         25,001
Bayerische Vereinsbank                              5.55%        7/14/1998                  37,000         37,000
Bayerische Vereinsbank                              5.56%         7/8/1998                 100,000        100,000
Bayerische Vereinsbank                             5.565%        6/12/1998                  43,000         43,000
Bayerische Vereinsbank                              5.57%        6/12/1998                  40,000         40,001
Bayerische Vereinsbank                              5.58%        8/17/1998                 100,000        100,004
Bayerische Vereinsbank                              5.80%        6/18/1998                  20,000         20,003
Bayerische Vereinsbank                             5.815%         6/5/1998                  50,000         50,000
Bayerische Vereinsbank                             5.845%        7/20/1998                  35,000         34,998
Deutsche Bank AG                                    5.80%         6/3/1998                 175,000        175,000
Dresdner Bank AG                                    5.56%        6/15/1998                 200,000        200,000
Dresdner Bank AG                                    5.56%        7/21/1998                  50,000         50,000
Dresdner Bank AG                                    5.58%        8/14/1998                  50,000         50,000
Dresdner Bank AG                                    5.60%        9/10/1998                  15,000         15,000
Dresdner Bank AG                                    5.64%       11/25/1998                  50,000         50,000
Dresdner Bank AG                                    5.91%       10/27/1998                  10,000         10,003
Halifax PLC                                         5.82%        6/15/1998                 100,000        100,000
International Nederlanden Bank NV                   5.60%         7/2/1998                 100,000        100,002
Lloyds Bank                                         5.56%        6/10/1998                  40,000         40,000
Lloyds Bank                                         5.57%       10/14/1998                 100,000        100,003
Lloyds Bank                                         5.84%        8/24/1998                  10,000         10,002
National Australia Bank                             5.57%         6/9/1998                  45,000         45,000
NationsBank N.A.                                    5.65%        11/6/1998                 196,000        195,993
Rabobank Nederlanden                                5.52%        8/24/1998                  50,000         50,000
Rabobank Nederlanden                                5.64%        8/31/1998                  49,000         49,001
Rabobank Nederlanden                               5.815%         6/2/1998                  30,000         30,000
Rabobank Nederlanden                                5.86%         6/8/1998                  49,000         49,000
Rabobank Nederlanden                                5.86%       10/19/1998                  12,000         12,000
Toronto Dominion                                   5.575%        8/10/1998                  78,000         78,000
Toronto Dominion                                    5.59%        7/30/1998                 100,000        100,000
Toronto Dominion                                    5.62%       11/30/1998                 100,000        100,000
Toronto Dominion                                    5.65%       11/16/1998                  50,000         50,000
Union Bank of Switzerland                           5.78%        6/19/1998                  50,000         50,000
Westdeutsche Landesbank                             5.57%        6/18/1998                 150,000        150,000
Westdeutsche Landesbank                             5.57%         7/6/1998                 100,000        100,000
Westdeutsche Landesbank                             5.61%         7/8/1998                  75,000         75,000
Westdeutsche Landesbank                             5.62%        8/14/1998                 150,000        150,000
Westdeutsche Landesbank                             5.89%        8/11/1998                  25,000         24,998
-----------------------------------------------------------------------------------------------------------------
TOTAL EURODOLLAR CERTIFICATES OF DEPOSIT
   (COST $3,944,976)                                                                                    3,944,976
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                                              FACE         MARKET
                                                                  MATURITY                  AMOUNT         VALUE*
PRIME PORTFOLIO                                   YIELD**             DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------
BANKER'S ACCEPTANCES
-----------------------------------------------------------------------------------------------------------------
CoreStates Bank N.A.
   (Cost $4,955)                                   5.597%        7/30/1998                $  5,000    $     4,955
-----------------------------------------------------------------------------------------------------------------
OTHER NOTES (4.8%)
-----------------------------------------------------------------------------------------------------------------
Abbey National Treasury Services                   5.536%        6/15/1998 (1)             250,000        249,897
Abbey National Treasury Services                   5.645%         6/1/1999                 100,000         99,899
Bank of America N.T.S.A.                           5.505%         7/1/1998 (1)             244,000        243,834
First National Bank of Chicago                      5.58%        8/17/1998                 100,000        100,000
First National Bank of Chicago                      5.58%        8/24/1998                  85,000         85,002
LaSalle National Bank                               5.43%        7/13/1998                  50,000         50,000
LaSalle National Bank                               5.52%        6/18/1998                  50,000         50,000
LaSalle National Bank                               5.58%         7/1/1998                  50,000         50,000
LaSalle National Bank                               5.58%         7/9/1998                  25,000         25,000
LaSalle National Bank                               5.60%         7/6/1998                  50,000         50,000
SMM Trust 1998-B                                   5.654%         6/5/1998 (1)             100,000        100,000
SMM Trust 1997-A                                   5.687%        6/23/1998 (1)             200,000        200,000
Wachovia Bank of North Carolina                    5.536%         6/2/1998 (1)             135,000        134,956
-----------------------------------------------------------------------------------------------------------------
TOTAL OTHER NOTES
   (COST $1,438,588)                                                                                    1,438,588
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
   (COST $30,499,665)                                                                                  30,499,665
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
-----------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                      583,039
Payables for Investment Securities Purchased                                                             (904,259)
Other Liabilities                                                                                        (139,570)
                                                                                                      -----------
                                                                                                         (460,790)
-----------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                     $30,038,875
-----------------------------------------------------------------------------------------------------------------

  *See Note A in Notes to Financial Statements.
 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.
(1)Adjustable Rate Note.

------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------
                                                                                                           Amount
                                                                                                            (000)
-----------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                      $30,039,352
 Undistributed Net Investment Income                                                                           --
 Accumulated Net Realized Losses                                                                             (477)
-----------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                           $30,038,875
=================================================================================================================

 Investor Shares--Net Assets applicable to 29,289,142,465 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                   $29,288,692
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                 $1.00
=================================================================================================================

 Institutional Shares--Net Assets applicable to 750,207,995 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                      $750,183
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                            $1.00
=================================================================================================================

------------------------------------------------------------------------------------------------------------------
                                                                                              FACE          MARKET
                                                                  MATURITY                  AMOUNT          VALUE*
FEDERAL PORTFOLIO                                 YIELD**             DATE                   (000)           (000)
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (85.1%)
------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Bank                           5.456%         6/5/1998 (1)            $200,000    $    199,999
Federal Farm Credit Bank                            5.65%         7/1/1998                   4,073           4,073
Federal Home Loan Bank                             5.422%         6/7/1998 (1)             100,000          99,991
Federal Home Loan Bank                              5.43%        7/29/1998                 177,613         176,099
Federal Home Loan Bank                             5.436%         6/2/1998 (1)              11,000          10,997
Federal Home Loan Bank                             5.445%        7/28/1998                  45,000          44,622
Federal Home Loan Bank                              5.56%        3/25/1999                  25,000          24,973
Federal Home Loan Bank                             5.586%         7/6/1998                   1,650           1,641
Federal Home Loan Bank                              5.65%         4/9/1999                  27,000          26,994
Federal Home Loan Bank                             5.659%         7/8/1998                  15,000          14,915
Federal Home Loan Bank                              5.80%       12/18/1998                  33,330          33,356
Federal Home Loan Mortgage Corp.                   5.372%        7/17/1998                 100,000          99,310
Federal Home Loan Mortgage Corp.                   5.436%        6/22/1998 (1)              50,000          49,998
Federal Home Loan Mortgage Corp.                   5.448%        6/26/1998 (1)              35,000          34,984
Federal Home Loan Mortgage Corp.                   5.457%        7/14/1998                   1,007           1,000
Federal Home Loan Mortgage Corp.                   5.464%        7/31/1998                 100,000          99,100
Federal Home Loan Mortgage Corp.                   5.474%         7/9/1998                 154,550         153,667
Federal Home Loan Mortgage Corp.                   5.475%         8/6/1998                   9,675           9,579
Federal Home Loan Mortgage Corp.                   5.475%         8/7/1998                   7,642           7,565
Federal Home Loan Mortgage Corp.                    5.48%        7/10/1998                  25,690          25,539
Federal Home Loan Mortgage Corp.                   5.497%        6/19/1998                   5,710           5,694
Federal Home Loan Mortgage Corp.                   5.515%        6/30/1998                 300,000         298,690
Federal National Mortgage Assn.                     5.36%        2/19/1999                  30,000          29,971
Federal National Mortgage Assn.                     5.37%        2/26/1999                  30,000          29,952
Federal National Mortgage Assn.                     5.42%        6/12/1998                 117,000         116,808
Federal National Mortgage Assn.                    5.426%        7/14/1998 (1)             100,000          99,970
Federal National Mortgage Assn.                    5.433%        6/10/1998 (1)             225,000         224,949
Federal National Mortgage Assn.                    5.436%        6/15/1998 (1)              11,500          11,499
Federal National Mortgage Assn.                    5.438%        8/18/1998                  60,355          59,651
Federal National Mortgage Assn.                    5.445%        8/20/1998                  19,054          18,830
Federal National Mortgage Assn.                    5.446%        6/17/1998 (1)             150,000         149,917
Federal National Mortgage Assn.                    5.448%         7/5/1998 (1)              76,000          75,978
Federal National Mortgage Assn.                    5.448%         1/7/1999                  85,515          82,813
Federal National Mortgage Assn.                     5.45%        4/15/1999                  60,000          59,869
Federal National Mortgage Assn.                    5.451%        8/28/1998 (1)             275,000         274,760
Federal National Mortgage Assn.                    5.469%        8/19/1998 (1)              35,000          34,976
Federal National Mortgage Assn.                    5.476%        6/15/1998 (1)              25,000          24,999
Federal National Mortgage Assn.                    5.483%        8/24/1998                  45,640          45,064
Federal National Mortgage Assn.                    5.487%        8/21/1998                 160,800         158,843
Federal National Mortgage Assn.                    5.498%        6/23/1998                  24,804          24,722
Federal National Mortgage Assn.                    5.581%         6/9/1998                  10,000           9,988
Federal National Mortgage Assn.                    5.645%        6/17/1998                  16,290          16,250
Federal National Mortgage Assn.                    5.646%        6/30/1998                  89,358          88,967
Federal National Mortgage Assn.                     5.74%         6/9/1998                  50,000          50,002
Federal National Mortgage Assn.                     9.40%        8/10/1998                   6,000           6,042
Overseas Private Investment Corp.                  5.588%        6/30/1998 (1)               2,000           2,000
Overseas Private Investment Corp.                  5.606%        7/15/1998 (1)              15,375          15,375
Overseas Private Investment Corp.                  5.637%        6/15/1998 (1)              26,250          26,250
Overseas Private Investment Corp.                  5.749%         6/2/1998 (1)              12,353          12,353
------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $3,173,584)                                                                                     3,173,584
------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                FACE         MARKET
                                                                                    MATURITY                  AMOUNT         VALUE*
FEDERAL PORTFOLIO                                                  YIELD**              DATE                   (000)          (000)
-----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (14.6%)
-----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp.
   (Dated 5/29/1998, Repurchase Value $250,272,000,
   Collateralized by Federal Home Loan Mortgage Corp.
   7.00%, 1/1/2028)                                                  5.60%          6/5/1998                $250,000    $   250,000
Merrill Lynch Govt. Securities Inc.
   (Dated 5/29/1998, Repurchase Value $4,453,000,
   Collateralized by U.S. Treasury Bond 13.875%, 5/15/2011)          5.50%          6/1/1998                   4,451          4,451
PaineWebber
   (Dated 4/21/1998, Repurchase Value $100,930,000,
   Collateralized by Federal National Mortgage Assn.
   5.50%-7.00%, 3/1/2009-4/1/2012)                                   5.49%         6/22/1998                 100,000        100,000
PaineWebber
   (Dated 4/23/1998, Repurchase Value $151,395,000,
   Collateralized by Federal Home Loan Mortgage Corp.
   7.00%, 2/1/2028, and Federal National Mortgage Assn.
   6.50%-8.00%, 3/1/2018-4/1/2025)                                   5.49%         6/23/1998                 150,000        150,000
Toronto Dominion Bank
   (Dated 5/29/1998, Repurchase Value $40,019,000,
   Collateralized by U.S. Treasury Bond 12.00%, 8/15/2013)           5.57%          6/1/1998                  40,000         40,000
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS
   (COST $544,451)                                                                                                          544,451
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (COST $3,718,035)                                                                                                      3,718,035
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                         27,340
Liabilities                                                                                                                 (14,598)
                                                                                                                          ---------
                                                                                                                             12,742
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 3,730,771,925 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                      $3,730,777
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $1.00
===================================================================================================================================

 *See Note A in Notes to Financial Statements.

**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

(1) Adjustable Rate Note.

-----------------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Amount           Per
                                                                                                                (000)         Share
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                           $3,730,807         $1.00
 Undistributed Net Investment Income                                                                               --            --
 Accumulated Net Realized Losses                                                                                  (30)           --
===================================================================================================================================
 NET ASSETS                                                                                                $3,730,777         $1.00
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               FACE          MARKET
                                                                                   MATURITY                  AMOUNT          VALUE*
TREASURY MONEY MARKET PORTFOLIO                                   YIELD**              DATE                   (000)           (000)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (99.7%)
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bill                                                 4.985%          7/2/1998                $138,907     $   138,321
U.S. Treasury Bill                                                 5.176%         8/20/1998                 105,374         104,186
U.S. Treasury Bill                                                 5.289%         6/15/1998                 340,000         339,402
U.S. Treasury Note                                                  4.75%         9/30/1998                 166,947         166,579
U.S. Treasury Note                                                  5.25%         7/31/1998                 260,000         259,948
U.S. Treasury Note                                                  5.50%        11/15/1998                  45,000          45,006
U.S. Treasury Note                                                 5.625%        11/30/1998                  55,000          55,038
U.S. Treasury Note                                                 5.875%         8/15/1998                 579,841         580,401
U.S. Treasury Note                                                 5.875%        10/31/1998                 546,185         546,942
U.S. Treasury Note                                                  6.00%         9/30/1998                 110,000         110,197
U.S. Treasury Note                                                  6.25%         6/30/1998                 370,000         370,272
U.S. Treasury Note                                                  6.25%         7/31/1998                  75,000          75,118
U.S. Treasury Note                                                 7.125%        10/15/1998                  74,256          74,705
U.S. Treasury Note                                                  8.25%         7/15/1998                 275,595         276,514
U.S. Treasury Note                                                  9.25%         8/15/1998                 342,733         345,401
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
   (COST $3,488,030)                                                                                                      3,488,030
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.3%)                                                                                     11,851
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 3,499,852,925 outstanding $.001 par value shares
   of beneficial interest (unlimited authorization)                                                                      $3,499,881
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $1.00
===================================================================================================================================

 *See Note A in Notes to Financial Statements.
**Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

-----------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                                                      $3,488,030
Receivables for Investment Securities Sold                                                                                1,077,120
Other Assets--Note B                                                                                                         75,144
                                                                                                                        -----------
   Total Assets                                                                                                           4,640,294
                                                                                                                        -----------
LIABILITIES
Payables for Investment Securities Purchased                                                                              1,100,728
Other Liabilities                                                                                                            39,685
                                                                                                                        -----------
   Total Liabilities                                                                                                      1,140,413
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                              $3,499,881
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
 AT MAY 31, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                              Amount            Per
                                                                                                               (000)          Share
-----------------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                          $3,499,872          $1.00
 Undistributed Net Investment Income                                                                              --             --
 Accumulated Net Realized Gains                                                                                    9             --
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                               $3,499,881          $1.00
===================================================================================================================================

STATEMENT OF OPERATIONS

This Statement shows interest earned by each Portfolio during the reporting period, and details the operating expenses charged to each class of its shares. Expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and any Unrealized Appreciation (Depreciation) on investments during the period. For money market portfolios, Realized Net Gain (Loss) should always be minimal and Unrealized Appreciation (Depreciation) should be zero.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         TREASURY
                                                                                PRIME               FEDERAL          MONEY MARKET
                                                                            PORTFOLIO             PORTFOLIO             PORTFOLIO
                                                                            -----------------------------------------------------
                                                                                       SIX MONTHS ENDED MAY 31, 1998
                                                                            -----------------------------------------------------
                                                                                (000)                 (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Interest                                                                $812,343              $100,677               $92,176
                                                                            -----------------------------------------------------
          Total Income                                                        812,343               100,677                92,176
                                                                            -----------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
          Investment Advisory Services                                          1,850                   234                   227
          Management and Administrative                                        12,105                 1,909                 2,135
          Shareholder Account Maintenance(1)                                   25,086                 2,854                 2,557
          Marketing and Distribution1                                           5,100                   646                   621
     Custodian Fees                                                               481                    31                    18
     Taxes (other than income taxes)                                            1,066                   134                    --
     Auditing Fees                                                                 15                     5                     5
     Shareholders' Reports(1)                                                     393                    56                    50
     Annual Meeting and Proxy Costs(1)                                            113                    15                    13
     Trustees' Fees and Expenses                                                   29                     4                     4
                                                                            -----------------------------------------------------
          Total Expenses                                                       46,238                 5,888                 5,630
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         766,105                94,789                86,546
---------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                           (368)                   48                    50
---------------------------------------------------------------------------------------------------------------------------------
UNREALIZED APPRECIATION (DEPRECIATION) OF
     INVESTMENT SECURITIES                                                         --                    --                    --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $765,737             $  94,837               $86,596
=================================================================================================================================

(1)Expenses of the Prime Portfolio by Class are:
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                   (000)
                                                                            -----------------------------------------------------
                                                                             INVESTOR         INSTITUTIONAL
                                                                               SHARES                SHARES                 TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Class-Specific Expenses:
     Shareholder Account Maintenance                                          $25,072               $    14               $25,086
     Marketing and Distribution                                                 4,935                   165                 5,100
     Shareholders' Reports                                                        393                    --                   393
     Annual Meeting and Proxy Costs                                               113                    --                   113
                                                                            -----------------------------------------------------
Total Class-Specific Expenses                                                  30,513                   179                30,692
All Other Portfolio Expenses                                                   15,123                   423                15,546
---------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                           $45,636                  $602               $46,238
=================================================================================================================================

See Note C in Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the Portfolio distributes its income to shareholders each day, the amounts of Dividends from Net Investment Income generally equal the net income earned as shown under the Operations section. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. Distributions and Capital Share Transactions are shown separately for each class of shares.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Prime Portfolio
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Six Months                  Year
                                                                                                      Ended                 Ended
                                                                                                May 31,1998         Nov. 30, 1997
                                                                                                      (000)                 (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
     Net Investment Income                                                                    $     766,105          $  1,358,512
     Realized Net Gain (Loss)                                                                          (368)                  (92)
     Unrealized Appreciation (Depreciation)                                                              --                    --
                                                                                             ------------------------------------
          Net Increase in Net Assets Resulting from Operations                                      765,737             1,358,420
                                                                                             ------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME
     Investor Shares                                                                               (743,940)           (1,306,563)
     Institutional Shares                                                                           (22,165)              (51,949)
                                                                                             ------------------------------------
          Total Dividends                                                                          (766,105)           (1,358,512)
                                                                                             ------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES (AT $1.00)
     Issued                                                                                      19,243,174            31,513,673
     Issued in Lieu of Cash Distributions                                                           712,547             1,250,400
     Redeemed                                                                                   (17,146,544)          (28,501,916)
                                                                                             ------------------------------------
          Net Increase--Investor Shares                                                           2,809,177             4,262,157
                                                                                             ------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES (AT $1.00)
     Issued                                                                                         421,186             1,397,375
     Issued in Lieu of Cash Distributions                                                            20,684                47,111
     Redeemed                                                                                      (642,382)           (1,404,015)
                                                                                             ------------------------------------
          Net Increase (Decrease)--Institutional Shares                                            (200,512)               40,471
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                               2,608,297             4,302,536
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                                         27,430,578            23,128,042
                                                                                             ------------------------------------
     End of Period                                                                              $30,038,875           $27,430,578
=================================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                                        FEDERAL                         TREASURY MONEY MARKET
                                                                       PORTFOLIO                              PORTFOLIO
                                                         --------------------------------          ------------------------------
                                                            SIX MONTHS               YEAR            SIX MONTHS              YEAR
                                                                 ENDED              ENDED                 ENDED             ENDED
                                                          MAY 31, 1998      NOV. 30, 1997          MAY 31, 1998     NOV. 30, 1997
                                                                 (000)              (000)                 (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS
     Net Investment Income                               $      94,789        $   172,886          $     86,546       $   156,386
     Realized Net Gain (Loss)                                       48                 14                    50                79
     Unrealized Appreciation (Depreciation)                         --                 --                    --                --
                                                         ------------------------------------------------------------------------
          Net Increase in Net Assets
               Resulting from Operations                        94,837            172,900                86,596           156,465
                                                         ------------------------------------------------------------------------
DIVIDENDS FROM NET INVESTMENT INCOME                           (94,789)          (172,886)              (86,546)         (156,386)
                                                         ------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS (AT $1.00)
     Issued                                                  1,848,610          3,056,215             2,256,745         3,454,680
     Issued in Lieu of Cash Distributions                       91,142            166,374                82,659           149,759
     Redeemed                                               (1,704,317)        (2,827,790)           (2,076,166)       (3,284,455)
                                                         ------------------------------------------------------------------------
          Net Increase from Capital Share Transactions         235,435            394,799               263,238           319,984
---------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                            235,483            394,813               263,288           320,063
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                     3,495,294          3,100,481             3,236,593         2,916,530
                                                         ------------------------------------------------------------------------
     End of Period                                          $3,730,777         $3,495,294            $3,499,881        $3,236,593
=================================================================================================================================

FINANCIAL HIGHLIGHTS

Each Portfolio's objective is to maintain a constant NAV of $1.00 per share by distributing all of its income and avoiding capital gains or losses. The financial highlights table summarizes each Portfolio's investment results and distributions to shareholders on a per-share basis for each class of shares. The table also presents the Total Return and shows net investment income and expenses as percentages of average net assets for each Portfolio or class of shares. These data will help you assess the variability of net income returns from year to year and how much it costs to operate the Portfolio.

------------------------------------------------------------------------------------------------------------------------------
                                                                                 PRIME PORTFOLIO-INVESTOR SHARES
                                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                             SIX MONTHS ENDED  --------------------------------------------------------
THROUGHOUT EACH PERIOD                                  MAY 31, 1998        1997       1996       1995       1994         1993
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  1.00      $ 1.00    $  1.00    $  1.00    $  1.00      $  1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                      .027        .053       .052       .057       .038         .030
     Net Realized and Unrealized Gain (Loss)
          on Investments                                          --          --         --         --         --           --
                                                      ------------------------------------------------------------------------
          Total from Investment Operations                      .027        .053       .052       .057       .038         .030
                                                      ------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                      (.027)      (.053)     (.052)     (.057)     (.038)       (.030)
     Distributions from Realized Capital Gains                    --          --         --         --         --           --
                                                      ------------------------------------------------------------------------
          Total Distributions                                  (.027)      (.053)     (.052)     (.057)     (.038)       (.030)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                               $  1.00     $  1.00    $  1.00    $  1.00    $  1.00      $  1.00
==============================================================================================================================

Total Return                                                   2.70%       5.41%      5.31%      5.82%      3.87%        3.02%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                    $29,289     $26,480    $22,218    $18,764    $15,109      $12,367
     Ratio of Total Expenses to
          Average Net Assets                                  0.33%*       0.32%      0.32%      0.32%      0.32%        0.32%
     Ratio of Net Investment Income to
          Average Net Assets                                  5.35%*       5.28%      5.18%      5.64%      3.84%        2.98%
------------------------------------------------------------------------------------------------------------------------------

*Annualized.

------------------------------------------------------------------------------------------------------------------------------
                                                                                         PRIME PORTFOLIO-INSTITUTIONAL SHARES
                                                                                        YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                                     SIX MONTHS ENDED            -----------------------   OCT. 28* TO
 THROUGHOUT EACH PERIOD                                         MAY 31, 1998           1997          1996       NOV. 30, 1995
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $  1.00        $  1.00         $1.00             $  1.00
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                              .028           .054          .054                .005
     Net Realized and Unrealized Gain (Loss) on Investments               --             --            --                  --
                                                                  ------------------------------------------------------------
          Total from Investment Operations                              .028           .054          .054                .005
                                                                  ------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                              (.028)         (.054)        (.054)              (.005)
     Distributions from Realized Capital Gains                            --             --            --                  --
                                                                  ------------------------------------------------------------
          Total Distributions                                          (.028)         (.054)        (.054)              (.005)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                       $  1.00        $  1.00       $  1.00             $  1.00
==============================================================================================================================

TOTAL RETURN                                                           2.79%          5.59%         5.49%               0.53%
==============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                               $750           $951          $910                $793
     Ratio of Total Expenses to Average Net Assets                   0.15%**          0.15%         0.15%             0.15%**
     Ratio of Net Investment Income to Average Net Assets            5.53%**          5.44%         5.35%             5.65%**
------------------------------------------------------------------------------------------------------------------------------

 *Inception.
**Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                                        FEDERAL PORTFOLIO
                                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED  -------------------------------------------------------
THROUGHOUT EACH PERIOD                                MAY 31, 1998       1997       1996      1995        1994         1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  1.00    $  1.00    $  1.00   $  1.00     $  1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .026       .052       .051      .056        .038         .029
     Net Realized and Unrealized Gain (Loss)
          on Investments                                        --         --         --        --          --           --
                                                      ----------------------------------------------------------------------
          Total from Investment Operations                    .026       .052       .051      .056        .038         .029
                                                      ----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.026)     (.052)     (.051)    (.056)      (.038)       (.029)
     Distributions from Realized Capital Gains                  --         --         --        --          --           --
                                                      ----------------------------------------------------------------------
          Total Distributions                                (.026)     (.052)     (.051)    (.056)      (.038)       (.029)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $  1.00    $  1.00    $  1.00   $  1.00     $  1.00      $  1.00
============================================================================================================================

TOTAL RETURN                                                 2.67%      5.35%      5.26%     5.77%       3.82%        2.98%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                  $ 3,731    $ 3,495    $ 3,100   $ 2,637     $ 2,196      $ 1,907
     Ratio of Total Expenses to
          Average Net Assets                                0.33%*      0.32%      0.32%     0.32%       0.32%        0.32%
     Ratio of Net Investment Income to
          Average Net Assets                                5.28%*      5.22%      5.13%     5.61%       3.78%        2.94%
----------------------------------------------------------------------------------------------------------------------------

*Annualized.

----------------------------------------------------------------------------------------------------------------------------
                                                                                TREASURY MONEY MARKET PORTFOLIO
                                                                                      YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED  --------------------------------------------------------
THROUGHOUT EACH PERIOD                                MAY 31, 1998       1997       1996      1995        1994         1993
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  1.00    $  1.00    $  1.00   $  1.00     $  1.00      $  1.00
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                    .025       .050       .050      .053        .036         .028
     Net Realized and Unrealized Gain (Loss)
          on Investments                                        --         --         --        --          --           --
                                                      ----------------------------------------------------------------------
          Total from Investment Operations                    .025       .050       .050      .053        .036         .028
                                                      ----------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                    (.025)     (.050)     (.050)    (.053)      (.036)       (.028)
     Distributions from Realized Capital Gains                  --         --         --        --          --           --
                                                      ----------------------------------------------------------------------
          Total Distributions                                (.025)     (.050)     (.050)    (.053)      (.036)       (.028)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $  1.00    $  1.00    $  1.00   $  1.00     $  1.00      $  1.00
============================================================================================================================

TOTAL RETURN                                                 2.55%      5.10%      5.11%     5.47%       3.63%        2.86%
============================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                  $ 3,500    $ 3,237    $ 2,917   $ 2,527     $ 2,056      $ 1,751
     Ratio of Total Expenses to
          Average Net Assets                                0.33%*      0.32%      0.32%     0.32%       0.32%        0.32%
     Ratio of Net Investment Income to
          Average Net Assets                                5.05%*      4.98%      4.99%     5.33%       3.59%        2.83%
----------------------------------------------------------------------------------------------------------------------------

*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Money Market Reserves and Vanguard Treasury Money Market Portfolio are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds. Vanguard Money Market Reserves consists of the Prime and Federal Portfolios. The Prime Portfolio invests in short-term debt instruments of companies primarily operating in specific industries; the issuers' abilities to meet their obligations may be affected by economic developments in such industries. The Federal Portfolio invests in short-term debt instruments issued by the U.S. government or its agencies and instrumentalities. The Treasury Money Market Portfolio invests in short-term debt instruments backed by the full faith and credit of the U.S. government.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolios consistently follow such policies in preparing their financial statements.

   1. SECURITY VALUATION: Securities are valued at amortized cost, which approximates market value.

   2. FEDERAL INCOME TAXES: Each Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective securities. Dividends from net investment income are declared daily and paid on the first business day of the following month.

   4. REPURCHASE AGREEMENTS: Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, shareholder accounting, marketing, and distribution services. The costs of such services are allocated to the Portfolios under methods approved by their Boards of Trustees. At May 31, 1998, the Portfolios had contributed capital aggregating $2,023,000 to Vanguard (included in Other Assets), representing 10.1% of Vanguard's capitalization. The Portfolios' Trustees and officers are also Directors and officers of Vanguard.

C. The Prime Portfolio offers two classes of shares, the Investor Shares and the Institutional Shares. Institutional shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. For the six months ended May 31, 1998, class-specific expenses of the Investor Shares and Institutional Shares represented effective annual rates of 0.22% and 0.04%, respectively, of average net assets. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

TRUSTEES AND OFFICERS

JOHN C. BOGLE
Senior Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


       "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank
       Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                     are trademarks of Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Mid Capitalization Stock
    Portfolio
   Small Capitalization Growth
    Stock Portfolio
   Small Capitalization Stock
    Portfolio
   Small Capitalization Value
    Stock Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
    Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
    Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
    Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)
Treasury Money Market Portfolio

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term U.S. Treasury
    Portfolio
Bond Index Fund
   Intermediate-Term Bond
    Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
    Portfolio
   Intermediate-Term U.S.
    Treasury Portfolio
   Long-Term Corporate
    Portfolio
   Long-Term U.S. Treasury
    Portfolio
   Short-Term Corporate
    Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
    Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
    Portfolio
LifeStrategy Portfolios
   Conservative Growth
    Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

Q302-5/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.


[THE VANGUARD GROUP LOGO]

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FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

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1-800-523-1036

www.vanguard.com
online@vanguard.com

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complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.